SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Cowlitz Bancorporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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|_|   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or
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

                          [LOGO] COWLITZ BANCORPORATION

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held May 10, 2001

To the Shareholders of Cowlitz Bancorporation:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Cowlitz Bancorporation will be held at the Red Lion Hotel, 510 Kelso Drive, Kelso, Washington, on Thursday, May 10, 2001 at 9:00 a.m. local time for the purpose of considering and voting upon the following matters:

      1. Election of Directors. To elect five directors to serve until the next annual meeting; and

      2. Approval of Increase in Authorized shares Under the 1997 Stock Option Plan; and

      3. Whatever other business may properly be brought before the Annual Meeting or any adjournment thereof.

      Only those shareholders of record at the close of business on March 15, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly. The proxy will not be used if you attend the meeting and vote in person.

      All shareholders are urged to attend the Annual Meeting either in person or by proxy.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Don P. Kiser

                                        Don P. Kiser
                                        Vice President & Secretary

Longview, Washington
April 1, 2001

                          [LOGO] COWLITZ BANCORPORATION

                            Cowlitz Financial Center
                                   PO Box 1518
                               927 Commerce Avenue
                               Longview, WA 98632
                                 (360) 423-9800

                                 PROXY STATEMENT

================================================================================
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 10, 2001
================================================================================

      This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about April 13, 2001 for use in connection with the Annual Meeting of Shareholders (the "Meeting") of Cowlitz Bancorporation (the "Company") to be held on Thursday, May 10, 2001 at the Red Lion Hotel, 510 Kelso Drive, Kelso, Washington, at 9:00 a.m. local time.

================================================================================
                           VOTING AND PROXY PROCEDURE
================================================================================

      Shareholders Entitled to Vote. Shareholders of record as of the close of business on March 15, 2001 are entitled to vote at the Annual Meeting. Each share of common stock ("Common Stock") is entitled to one vote on each matter properly presented at the Annual Meeting. As of March 15, 2001, the Company had 3,690,457 shares of Common Stock issued and outstanding.

      Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present at the Annual Meeting for purposes of determining the existence of a quorum.

      Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. If a shareholder of record attends the Annual Meeting, he or she may vote by ballot.

      The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on either the outcome of the election of directors or the approval of the amendments to the 1997 Stock Option Plan.

      Revocation of a Proxy. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

      In addition to mailing this material to shareholders of record, the Company has asked banks and brokers to forward copies to persons for whom they hold shares of Common Stock and request authority to execute the proxies. The Company will reimburse the banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers and regular employees of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram, facsimile or personal contact.

================================================================================
                               SECURITY OWNERSHIP
================================================================================

      The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company with respect to each person known to the Company to own more than 5% of the outstanding Common Stock, directors, and the named executive officers ("Named Executive Officers") of the Company as identified herein and by all directors and executive officers as a group as of March 15, 2001. The total number of shares issued and outstanding as of March 15, 2001 was 3,690,457. Each beneficial owner has the sole power to vote and to dispose of all shares of Common Stock owned by such beneficial owner.

                  Name of Beneficial Owner                          Shares        Percentage
                  ------------------------                          ------        ----------
Nominated Directors and Named Executive Offficers
Benjamin Namatinia (1)                                             878,832           22.76
Mark F. Andrews, Jr. (2)                                            57,565            1.56
Bruce Buchberger (3)                                                32,500               *
John Maring (4)                                                     17,000               *
E. Chris Searing (2)                                                24,767               *
Harve E. Menkens (5)                                                73,707            2.00
Don P. Kiser (6)                                                    12,047               *
Elliott Pierce (7)                                                  19,200               *
Donna Gardner (8)                                                   52,100            1.41
                                                                 ---------           -----
All directors and executive officers as a group (9 persons)      1,167,718           29.86
5% Beneficial Owners
Charles W. Jarrett (9)                                             214,823            5.82
Larry M. Larson (9)                                                250,214            6.78

*Less than 1%

(1) Includes presently exercisable options to purchase 172,000 shares of Common Stock.
(2) Includes presently exercisable options to purchase 5,500 shares of Common Stock.
(3)   Includes presently exercisable options to purchase 500 shares of Common
      Stock.
(4) Includes presently exercisable options to purchase 1,500 shares of Common Stock.
(5) Includes presently exercisable options to purchase 24,000 shares of Common Stock.
(6) Includes presently exercisable options to purchase 6,600 shares of Common Stock.
(7) Includes presently exercisable options to purchase 7,200 shares of Common Stock.
(8) Includes presently exercisable options to purchase 4,500 shares of Common Stock.
(9) Information as to the number of shares owned is based SEC filings for each individual.

================================================================================
                       PROPOSAL 1 - ELECTION OF DIRECTORS
================================================================================

      Five directors will be elected at the Annual Meeting to serve until the next Annual Meeting of the shareholders or until the director's successor is elected and qualified or until there is a decrease in the number of directors.

      Unless authority to vote is withheld on a proxy, properly executed proxies will be voted FOR the director-nominees identified below. Each of the nominees has indicated that he is willing and able to serve as a director. If any nominee is not available for election (a contingency which the Company does not now foresee), it is the intention of the Board of Directors to recommend the election of a substitute nominee, and proxies in will be voted FOR the election of such substitute nominee unless authority to vote such proxies in the election of directors has been withheld.

      In accordance with the above, the Board of Directors has nominated:

                              Mark F. Andrews, Jr.
                                Bruce Buchberger
                                 John S. Maring
                               Benjamin Namatinia
                                E. Chris Searing

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

The following table sets forth certain information regarding the nominees for election at the Annual Meeting.

         Name                Age     Position
         ----                ---     --------
Mark F. Andrews, Jr.*        68      Director, Cowlitz Bancorporation and Business Finance Corporation;
                                     Chairman, Cowlitz Bank

Bruce Buchberger             48      Director, Cowlitz Bancorporation, Cowlitz Bank and Business Finance
                                     Corporation

John S. Maring               65      Director, Cowlitz Bancorporation, Cowlitz Bank and Business Finance
                                     Corporation

Benjamin Namatinia*          57      Chairman & Chief Executive Officer, Cowlitz Bancorporation; Director,
                                     Cowlitz Bank; Chairman, Business Finance Corporation

E. Chris Searing*            47      Director, Cowlitz Bancorporation & Cowlitz Bank

*Served as a director of the Company since its incorporation, in 1991.

      Mark F. Andrews, Jr. has served as a director of Cowlitz Bank since 1988, as Secretary of the Board from 1990-2000, and as Chairman since 2000. Mr. Andrews' principal occupation is the management and operation of his tree farms. In addition, Mr. Andrews serves as a court commissioner for Cowlitz County and he is also a retired attorney. Mr. Andrews is Chairman of the Compensation Committee and the Board Development Committee. He also serves on the Loan and Discount Committee, the Audit Committee and the Trust Committee.

      Benjamin Namatinia has served as Chairman of Cowlitz Bancorporation since its incorporation in 1991 and was appointed Chief Executive Officer in November 1994. He has served as a director of Cowlitz Bank since 1991. He has served as Chairman of Business Finance Corporation since the acquisition in 1998. Mr. Namatinia also serves on the Board Development Committee, the Loan and Discount Committee and the Trust Committee. Since 1990, Mr. Namatinia has been the President and owner of BMN, Inc., a securities brokerage franchise of Raymond James Financial Services, Inc. From 1984 to 1989, he was Senior Vice President and head of the Bond Department in Portland, Oregon for Shearson Lehman.

      E. Chris Searing has served as a director of Cowlitz Bank since 1986. He served as Secretary of the Board from 1988 to 1990 and has served as Vice Chairman since 1990. Mr. Searing owns Searing Electric & Plumbing, Inc. located in Longview, Washington. Mr. Searing is the Chairman of the Loan and Discount Committee and serves on the Compensation Committee, the Board Development Committee, the Asset/Liability Committee and the Trust Committee.

      Bruce Buchberger was elected to the Board of Directors in 2000. Mr. Buchberger owns Aronson-Campbell Industrial Supply, Inc., in Bellevue, Washington. From 1977-1983, he served as Manager of Strategic Planning with Idaho First National Bank, where he was responsible for cash management, financial controls and budgeting. Mr. Buchberger is Chairman of the Asset/Liability Committee and serves on the Compensation Committee, the Board Development Committee and the Audit Committee.

      John Maring was elected by the Board of Directors in July 2000, to fill the vacancy for the unexpired term of former director, Larry Larson. Mr. Maring is President, CEO and Chairman of Capital Resource Finance Corp., which specializes in accounts receivable financing. He holds the same positions with Maring & Assoc., a real estate brokerage development company. Mr. Maring serves as Chairman of the Audit Committee. He also serves on the Compensation Committee and the Board Development Committee.

================================================================================
                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES
================================================================================

      The Board of Directors conducts its business through meetings of the Board and through its committees. During 2000, the Company held twelve regular meetings and twelve special meetings of the Board as well as committee meetings. No director in office in 2000 attended fewer than 75% of the meetings of the Board of Directors and the total number of all meetings of all committees of the Board of Directors on which he served.

      The Board of Directors has established an Audit Committee, an Asset/Liability Committee, a Compensation Committee, and a Board Development Committee. The Asset/Liability Committee primarily addresses the banks two most common risk areas: liquidity and funding. The Compensation Committee recommends to the Board salaries and bonuses for the Company's executive officers and administers the Company's Stock Option Plan and Employee Stock Purchase Plan. The Board Development Committee identifies and recommends potential candidates for the Company and its subsidiary's Boards of Directors.

      The Audit Committee operates pursuant to a charter adopted by the Board of Directors on June 1, 2000. The primary responsibilities of the Audit Committee are to recommend the selection of the Company's independent auditors, review with the independent auditors the Company's financial statements to determine if the Company is applying the appropriate accounting policies, and consult with the independent auditors on the Company's internal accounting controls. Each member of the Audit Committee is an independent director under the rules of The NASDAQ Stock Market. A copy of the Audit Committee Charter is attached as Exhibit B to the Proxy Statement.

================================================================================
             Report of the Audit Committee of Cowlitz Bancorporation
================================================================================

      We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended December 31, 2000. We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence. We have considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

John Maring, Chairman
Mark F. Andrews, Jr.
Bruce Buchberger

================================================================================
                             DIRECTORS' COMPENSATION
================================================================================

      In 2000, Directors of the Company received a fee of $1,100 per month except that Mr. Namatinia as Chairman of the Board received a fee of $1,200 per month. Directors of Cowlitz Bank received a fee of $700 per month and the Chairman, Mr. Andrews, received a fee of $1,200 per month. Mr. Maring received a fee of $300 per month as a Director of Business Finance Corporation, prior to being elected to the Cowlitz Bancorporation Board of Directors.

      In January 2001, the Directors of the Company elected to reduce all director fees. For 2001 the Directors of the Company will receive a fee of $500 per month. Directors of Cowlitz Bank will also receive a fee of $500 per month.

================================================================================
             PROPOSAL 2 - APPROVAL OF INCREASE IN AUTHORIZED SHARES
                        UNDER THE 1997 STOCK OPTION PLAN
================================================================================

      At the Annual Meeting, the stockholders of the Company will be asked to increase the number of shares of Common Stock issuable under the 1997 Stock Option Plan ("1997 Plan") by an additional 100,000 shares to an aggregate of 625,000 shares.

      The Board of Directors believes that the 1997 Plan has contributed to strengthening the incentive of participating employees, officers and directors to achieve the objectives of the Company and its stockholders by encouraging employees, officers and directors to acquire a greater proprietary interest in the Company. The Board of Directors amended the 1997 Plan because it believes that:

      o Additional shares are necessary to attract new employees and executives;
      o Additional shares are needed to further the goal of retaining and motivating existing personnel; and
      o The issuance of options to our employees is an integral component of the Company's compensation policy.

      The Board of Directors believes that it is in the best interests of the company and its stockholders to approve the amendments to the 1997 Plan because it believes that aligning the interests of employees, officers and directors with those of stockholders through the grant of stock options is a primary means of maximizing long-term stockholder value. The proposed increase in the number of shares under the 1997 Plan is not required or intended to cover awards previously made under the 1997 Plan. As such, no new options have been granted to date, and future awards under the 1997 Plan are not yet determinable.

Description of the 1997 Stock Option Plan

      A copy of the 1997 Plan incorporating the proposed amendments is attached to this proxy statement's Appendix A. The following description of the 1997 Plan is a summary and so is qualified by reference to the complete text of the 1997 Plan.

      The 1997 Plan was adopted by the Board of Directors in September 1997 and approved by the stockholders in February 1998. In February 2001 the Board of Directors amended the 1997 Plan, subject to stockholder approval at the Annual Meeting, to increase the total number of shares of Common Stock available for purchase under the 1997 Plan by 100,000 shares, to an aggregate of 625,000 shares.

      As of February 28, 2001, no options previously granted under the 1997 Plan had been excercised. Options to purchase 493,900 shares were outstanding with 31,100 shares available for future grants or purchases under the 1997 Plan.

      The 1997 Plan provides for the granting to employees of options intended to be incentive stock options within the meaning of Section 422 of the Code ("ISO") and for the granting to employees, officers, directors and consultants of non-statutory stock options ("NSO") and restricted stock purchase rights. As of February 28, 2001, the Company had approximately 208 employees and 6 non-employee directors who would be eligible to participate in the 1997 Plan. Unless terminated sooner, the 1997 Plan will terminate automatically in September 2007. The Board of Directors or a committee appointed by the Board administers the 1997 Plan and, subject to certain limitations contained in the plan, has the power to determine:

      o The terms of the options or restricted stock awards granted, including the exercise price of the options or purchase price of the restricted stock grants;
      o The number of shares subject to each option or restricted stock award;
      o The vesting and exercisability and payment of each option or restricted stock award; and
      o The form of consideration payable upon exercise of each option or restricted stock award.

      In addition, the administrator may modify outstanding options, provided that it may not impair the rights of any optionee without such optionee's prior written consent.

      Options and restricted stock awards granted under the 1997 Plan are generally not transferable by the participant, and each option and restricted stock award is exercisable during the lifetime of the participant only by such participant. Options granted under the 1997 Plan must generally be exercised within six months after the end of the optionee's status as an employee, director or consultant of the Company, death or disability, but in no event later than the expiration of the option's term.

      The exercise price of all incentive stock options granted under the 1997 Plan must be at least equal to the fair market value of the common stock on the date of the grant. For any participant who owns stock possessing more than 10% of the voting power of all classes of outstanding capital stock, the exercise price of any incentive stock option granted must at least equal 110% of the fair market value on the grant date and the term of such incentive stock option must not exceed five years. The term of all other options granted under the 1997 Plan may not exceed ten years. The exercise price of NSOs can be more or less than the fair market value of the common stock on the date of grant, at the sole discretion of the Board.

      The 1997 Plan provides that in the event that the Company merges with another corporation in a merger in which the Company is not the surviving corporation or following which stockholders immediately before such merger cease to own their shares, or the Company sells substantially all of its assets, each option shall be assumed or substituted for by the successor corporation. If the outstanding options are not assumed or substituted for by the successor corporation, the options will expire in accordance with the conditions that the Company's Board of Directors will determine.

      The Board of Directors has the power to amend or terminate the 1997 Plan, unless such action would otherwise require stockholder approval as a matter of applicable law or to maintain its qualification as an incentive stock option plan.

Certain Federal Income Tax Consequences

      THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED UPON EXISTING STATUTES, REGULATIONS AND INTERPRETATIONS THEREOF. THE APPLICABLE RULES ARE COMPLEX, AND INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PLAN PARTICIPANT. THIS PROXY STATEMENT DESCRIBES FEDERAL INCOME TAX CONSEQUENCES OF GENERAL APPLICABILITY, BUT DOES NOT PURPORT TO DESCRIBE PARTICULAR CONSEQUENCES TO EACH INDIVIDUAL PLAN PARTICIPANT, OR FOREIGN, STATE OR LOCAL INCOME TAX CONSEQUENCES, WHICH MAY DIFFER FROM THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES.

      Incentive Stock Options. Incentive stock options ("ISOs") are generally afforded favorable federal income tax treatment under the Code. If an option qualifies as an ISO, neither its grant nor its exercise will generate taxable income for regular income tax purposes. Upon exercise, however, the excess of the fair market value of the shares purchased over the exercise price ("Option Spread") is includable in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax. The Internal Revenue Service has announced that the exercise of an ISO before January 1, 2003 will not generate income subject to Federal Insurance Contributions Act ("FICA") or Federal Unemployment Tax

Act ("FUTA") tax, but the exercise of an ISO on or after January 1, 2003 may be subject to such taxes. If the optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares (other than to the Company) should be taxable as a long-term capital gain. If the optionee disposes of the shares before both of these holding period requirements are met (a "disqualifying disposition"), the amount by which the fair market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the disposition) would be taxable as ordinary income. Such income is subject to information reporting requirements but as announced by the Internal Revenue Service will not be subject to income tax withholding if the disqualifying disposition is with respect to shares acquired upon an exercise that occurs before January 1, 2003 (income from disqualifying dispositions of shares acquired upon an exercise that occurs on or after January 1, 2003 may be subject to such withholding). Gain from a disqualifying disposition in excess of the amount required to be recognized as ordinary income is capital gain. Special rules regarding the timing and amount of AMTI, and the beginning of the holding period, apply for shares subject to a "substantial risk of forfeiture." The Company will not be entitled to a deduction with respect to shares acquired pursuant to an ISO unless the optionee disposes of the shares in a disqualifying disposition.

Nonqualified Stock Options. An optionee is not taxable upon the grant of a nonqualified stock option ("NSO"). Federal income tax consequences upon exercise depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the optionee makes an election under Section 83(b) of the Code with respect to the shares, the optionee will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and an election under Section 83(b) of the Code is not made, the optionee will not be taxable upon exercise, but instead will have ordinary income on the date the stock is no longer subject to a substantial risk of forfeiture, in an amount equal to the difference between the fair market value of the shares on such date and the amount paid for the shares; in addition, the optionee's holding period will begin on that date. The amount of ordinary income taxable to an optionee who was an employee at the time of grant constitutes wages subject to withholding of income and employment taxes by the Company. Upon sale, other than to the Company, of shares acquired under a NSO, an optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the optionee's tax basis in the shares, which will be long-term gain or loss if the optionee's holding period in the shares is more than one year. The Company will be entitled to a deduction at the time and in the amount that the optionee recognizes ordinary income with respect to a NSO.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE 1997 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE 1997 PLAN BY AN ADDITIONAL 100,000 SHARES.

================================================================================
                             EXECUTIVE COMPENSATION
================================================================================

      Summary Compensation Table. The following table sets forth the annual compensation earned during 1998, 1999 and 2000 by the Company's Chief Executive Officer and each of the Company's other executive officers who earned in excess of $100,000 in salary and bonus during the last fiscal year (the "Named Executive Officers").

   Name and Position                 Year        Salary       Bonus       All Other        Stock Option
   -----------------                 ----        ------       -----     Compensation*         Grants
                                                                        -------------      ------------
Benjamin Namatinia                   2000       $238,275          $0        $6,000            30,000
Chairman and CEO                     1999       $225,000          $0        $6,000            15,000
                                     1998       $200,000     $75,000       $14,400            10,000

Harve E. Menkens                     2000       $139,660          $0        $6,000            30,000
President (1)                        1999        $60,000      $1,000            $0            54,000

Don P. Kiser                         2000       $100,833          $0        $6,000            12,000
Vice President & CFO (2)             1999        $77,067     $12,500            $0                 0
                                     1998        $21,252          $0            $0             7,000

Donna Gardner                        2000       $100,000          $0        $6,000             1,500
Vice President                       1999        $87,792     $17,500        $6,000                 0
                                     1998        $76,340     $23,678        $6,108             7,000

Elliott Pierce                       2000       $120,000          $0        $3,000            16,000
Vice President (3)                   1999        $34,944     $15,000            $0            10,000

*     Company Contribution to 401(K) Plan
(1)   Harve Menkens' hire date was 06-01-99
(2)   Don Kiser's hire date was 09-01-98
(3)   Elliott Pierce's hire date was 09-13-99

STOCK OPTIONS. The following table sets forth information concerning the award of stock options to the Named Executive Officers during fiscal 2000:

                                                                                                 Potential Realizable
                                        Number of     % of Total                                   Value at Assumed
                                        Securities    Options/SARs  Exercise                    Annual Rates of Stock
                                        Underlying     Granted to    or Base                   Price Appreciation for
                                       Options/SARs    Employees      Price     Expiration        Option Term (1)
       Name                            Granted (#)    Fiscal Year   ($/Share)      Date          5% ($)      10% ($)
       ----                            -----------    -----------   ---------      ----          ------      -------

Benjamin Namatinia (2)                    30,000         8.78%        $4.44      12/31/10       $83,700     $212,400
Harve E. Menkens (2)                      25,000         8.78%        $4.44      12/31/10       $69,750     $177,000
                 (3)                       5,000                      $4.63      09/27/10       $14,550      $36,900
Don P. Kiser  (2)                         12,000         3.50%        $4.44      12/31/10       $33,480      $84,960
Donna Gardner (2)                          1,500          .44%        $4.44      12/31/10        $4,185       $6,435
Elliott Pierce (2)                        16,000         4.68%        $4.44      12/31/10       $44,640     $113,280

(1) These assumed rates of appreciation are provided in order to comply with the requirements of the Securities and Exchange Commission (the "SEC") and do not represent the Company's expectation or projections as to the actual rate of appreciation of the Common Stock. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date options were granted over the full option term. The actual value of the options will depend on the performance of the Common Stock and may be greater or less than the amounts shown.
(2) Options were awarded under the 1997 Option Plan and are 20% vested upon award and vest an additional 20% on each anniversary of the award date.

(3) Options awarded to Mr. Menkens as part of his employment agreement, based on profitability of the Bay Bank Division of Cowlitz Bank. They are 20% vested upon award and vest an additional 20% on each anniversary of the award date.

      The table below provides information on exercises of options during 1998 by the Named Executive Officers and information with respect to unexercised options held by the Named Executive Officers at December 31, 2000:

         Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal
                           Year-End Option/SAR Values

                                                             Number of Securities
                                                            Underlying Unexercised        Value of Unexercised in-the-
                                Shares                      Options/SARs at Fiscal            Money Options/SARs at
                             Acquired on       Value              Year-End (#)                 Fiscal Year-End ($)
      Name                   Exercise (#)    Realized      Exercisable/Unexercisable        Exercisable/Unexercisable
      ----                   ------------    --------      -------------------------        -------------------------
Benjamin Namatinia                --            --             172,000 / 75,500                  $6,720 / $22,230
Harve E. Menkens                  --            --              24,000 / 60,000                  $4,670 / $18,680
Don P. Kiser                      --            --               6,600 / 12,400                  $1,944 / $7,776
Donna Gardner                     --            --               4,500 / 4,000                     $243 / $972
Elliott Pierce                    --            --               7,200 / 18,800                  $2,592 / $10,368

      Employment Agreements. Mr. Namatinia entered into an employment agreement with the Company effective January 1, 1998. Under the employment agreement, Mr. Namatinia receives a base annual salary. Mr. Namatinia's annual cash bonus is determined by the Company's Board of Directors based on the growth, profitability and performance of the Company, the expansion of services provided by the Company and the market value of the Company's Common Stock.

      The agreement contains a covenant not to compete for a period of eighteen months in the event of termination of employment for any reason. If employment is terminated by the Company without cause or by death or disability, the executive officer will receive a lump sum equal to three times the employee's annual base salary for the calendar year in which such employment terminates plus the amount of cash bonus earned prior to termination. Upon termination without cause, the employee will receive such benefits to which he has become entitled under the terms of the Company's Stock Option Plan and any other benefit plan or program.

      Mr. Menkens entered into an employment agreement with the Company effective July 1, 1999. Under the employment agreement, which expires July 1, 2002, Mr. Menkens receives a base annual salary. The agreement calls for $50,000.00 to be set aside for bonuses for the Bay Bank Division employees for the first two years and a pool for Bay Bank executives in the third year, equal to 10% of net profit after tax above a 1% return on average assets. The agreement gives Mr. Menkens the authority to determine the distribution of bonuses. In 2000, Mr. Menkens did not take a bonus. The agreement allows for acquisition of up to 69,000 options over a three-year period, based on the performance of the Bay Bank Division.

================================================================================
                        REPORT OF COMPENSATION COMMITTEE
================================================================================

      The Company's executive compensation program is designed to attract, motivate and retain key executive officers and to align their compensation with the Company's business objectives, long-term objectives of shareholders, and the executive's individual performance.

      The Company's executive compensation program is administered by the Compensation Committee. The membership of the committee consists of three non-employee directors. The Compensation Committee works with management to develop compensation plans for the Company and is responsible for determining the compensation of the executives.

      Executive salaries are reviewed annually. The Compensation Committee utilizes various industry compensation surveys, including the Northwest Financial Industry Salary Survey, and accounting firm completed industry surveys to determine the compensation levels of executive officers employed by similar financial institutions that are comparable in size, region and performance.

      Using the information provided by this research along with other factors such as meeting organizational expansion goals, implementation of strategies, specific and overall performance, and stock value, the Compensation Committee considers the appropriate combination of salary levels, bonuses and retention incentives based on long-term equity compensation.

      Components of Chief Executive Officer Compensation. Benjamin Namatinia served as Chairman and Chief Executive Officer for the year 2000. In evaluating the compensation of Mr. Namatinia for services rendered in 2000, the Compensation Committee considered both quantitative and qualitative factors.

      Quantitative Factors. The Compensation Committee reviewed the Company's 2000 financial results. Specifically, the Compensation Committee considered that during 2000 (a) assets grew 50%, (b) loans grew 56% (c) deposits grew 75%, (d) net interest income increased by 47%, (e) net income was up 32% (f) the return on average assets declined in large part because of rapid growth of assets, and
(g) the quality of the loan portfolio continued to command substantial management attention.

      Qualitative Factors. The Compensation Committee recognized Mr. Namatinia's continued leadership in positioning the Company for important strategic and competitive advantages in its market in the Pacific Northwest, and in developing and implementing consistent long-term strategies for the Company. 2000 was a year of continued rapid growth of the Company. This required the careful marshalling of the Company's resources. Notable among Mr. Namatinia's qualitative accomplishments were (a) successful management of the acquisition of Northern Bank of Commerce, (b) the implementation of competitive strategies in the Portland area, including the maintenance and growth of limited service branches in retirement residences and (c) oversight of the consolidation and streamlining of operations and resources following expansion of the Company from Southwest Washington into highly competitive markets in both Bellevue and Portland.

      Mr. Namatinia's employment agreement calls for bonus payments when the Company's net profits are in excess of one percent (1.00%) return on assets for the calendar year. Since the Company did not have a one percent (1.00%) return on assets for the calendar year ended December 31, 2000, no bonus was paid for the calendar year. Mr. Namatinia's annual salary in 2000 was $238,000. The Compensation Committee expressed a desire to reward Mr. Namatinia with options as an incentive to continue to create long-term value for the Company's shareholders. Mr. Namatinia was awarded 30,000 options during 2000 primarily due to his efforts in leading the Company's acquisition and integration of other operating units in the Pacific Northwest.

      The employment agreement with Mr. Namatinia also contains provisions that require payments in the event of a change in control, and termination of employment without cause. Under the terms of the agreement, Mr. Namatinia is entitled to a sum equal to three times his annual base salary for the calendar year in which such employment terminates.

Submitted by the Compensation Committee:

                              Mark F. Andrews, Jr.
                              Bruce Buchberger
                              John S. Maring
                              E. Chris Searing

================================================================================
                          STOCK PRICE PERFORMANCE GRAPH
================================================================================

                               [PERFORMANCE GRAPH]

Cowlitz Bancorporation
Stock Performance Analysis

             -----------------------------------------------------------------------------------------------------------------------
                   Cowlitz Bancorporation                         NASDAQ Bank Index                   NASDAQ Market Index
             -----------------------------------------------------------------------------------------------------------------------

             -----------------------------------------------------------------------------------------------------------------------
 Date        Closing Price  Cowlitz Bancorporation       Closing Price*     NASDAQ Bank Index  Closing Price*    NASDAQ Market Index
3/12/98          13.125             100.00                   2161.94             100.00            1764.00             100.00
3/31/98           12.75              97.14                   2216.54             142.95            1835.68             102.90
6/30/98            12                92.42                   2122.90             140.22            1894.74             105.55
9/30/98            8.75              67.48                   1731.78             118.26            1693.84              95.13
12/31/98          7.875              60.84                   1838.00             133.94            2192.69             123.67
3/31/99           6.438              49.83                   1750.46             128.86            2461.40             138.17
6/30/99           6.562              50.94                   1867.30             138.30            2686.12             150.34
9/30/99           5.562              43.30                   1683.15             125.87            2746.16             152.79
12/31/99           5.25              41.00                   1691.29             129.14            4069.31             225.66
3/31/00           4.875              38.21                   1530.54             117.66            4572.83             253.66
6/30/00           4.625              33.92                   1497.35             105.61            3966.11             247.42
9/30/00           4.531              29.61                   1779.01             113.32            3672.82             223.57
12/31/00          4.594              26.31                   1939.45             133.30            2470.52             135.98
             -----------------------------------------------------------------------------------------------------------------------

                              *Total Return Close

================================================================================
                           RELATED PARTY TRANSACTIONS
================================================================================

      The Company has outstanding loans to officers, directors, their spouses, associates, and related organizations. All such loans were made in the ordinary course of business, have been made on substantially the same terms and conditions; including collateral required, as comparable transactions with unaffiliated parties and did not involve more than the normal risk of collectibility or present other unfavorable features. Directors and executive officers are charged the same rates of interest and loan fees as are charged to employees of the Company, which interest rates and fees are slightly lower than charged to non-employee borrowers. All such loans are presently in good standing and are being paid in accordance with their terms.

================================================================================
                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
================================================================================

      Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of the Company's Securities.

      Based solely on its review of copies of reports made pursuant to Section 16(a) of the Securities Exchange Act of 1934, related regulations, and written representations, no other reports were required. The Company believes that during the year ended December 31, 2000 all filing requirements applicable to its directors, executive officers, and greater than 10% shareholders were satisfied.

================================================================================
                                    AUDITORS
================================================================================

      On October 25, 2000, the Audit Committee of Cowlitz Bancorporation recommended a change, approved by the Board of Directors, in the Company's independent accountants for the fiscal year ended December 31, 2000, from Arthur Andersen LLP to Moss Adams, LLP, Portland, Oregon. The client/auditor relationship between Cowlitz Bancorporation and Arthur Andersen LLP was terminated on October 26, 2000. A representative of Moss Adams will be present at the Annual Meeting to respond to questions from shareholders and will have the opportunity to make a statement if he or she so desires.

      Arthur Andersen LLP's report on the financial statements for the years ended December 31, 1999 and 1998, contained no adverse opinion or disclaimer of accounting principles. During the fiscal years ended December 31, 1999 and 1998, and during the interim period between January 1, 2000 and October 26, 2000, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

      During the two fiscal years and the subsequent interim period prior to the engagement of Moss Adams LLP on October 26, 2000, the registrant did not consult with Moss Adams LLP regarding the application of accounting principles to any specific transaction, whether completed or proposed; on the type of audit opinion that might be rendered on the registrant's financial statements; or on any matter that was either the subject of a disagreement or a reportable event.

Audit Fees. The aggregate fees billed by Moss Adams LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2000 and the review of the consolidated financial statements included in the Corporation's Form 10-Q for fiscal 2000 were $67,109.00

Financial Information Systems Design and Implementation Fees. There were no fees billed by Moss Adams LLP to the Corporation for financial information systems design and implementation fees for the fiscal year ended December 31, 2000.

All Other Fees. The aggregate fees billed to the Corporation for all other services rendered by Moss Adams LLP for the fiscal year ended December 31, 2000 were $8,274.00. In addition, Arthur Andersen LLP billed the Corporation $16,000.00 for services in 2000.

The Audit Committee has determined that the provision of services rendered above for (a) financial information systems design and implementation fees, and (b) all other fees, is compatible with maintaining Moss Adams LLP's independence.

================================================================================
                                  OTHER MATTERS
================================================================================

      The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the best judgment of the person or persons voting the proxies.

================================================================================
                SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING
================================================================================

      The Company must receive a shareholder proposal on or before December 16, 2001 to consider it for inclusion in the Company's proxy statement and form of proxy relating to the Company's Annual Meeting of Shareholders in 2001. In addition, if the Company is not notified prior to February 28, 2002 that a shareholder intends to present a proposal at the Annual Meeting in 2002, management of the Company will have discretionary authority with respect to each proxy received by it to vote on such matter. The Company's address for these purposes is P.O. Box 1518, Longview, Washington 98632.

================================================================================
                              FINANCIAL STATEMENTS
================================================================================

      The Company's 2000 Annual Report to Shareholders, including financial statements prepared in conformity with generally accepted accounting principles, is being mailed to shareholders with these proxy materials. Any shareholder that has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Don P. Kiser

                                        Don P. Kiser
                                        Vice President & Secretary

Longview, Washington
April 1, 2001

================================================================================
            APPENDIX A - COWLITZ BANCORPORTION 1997 STOCK OPTION PLAN
================================================================================

SCOPE AND PURPOSE OF PLAN

      Cowlitz Bancorporation, a Washington corporation (the "Corporation"), has adopted this 1997 Stock Option Plan (the "Plan") to provide for the granting of:

      (a) Incentive Options (hereafter defined) to certain Key Employees (hereafter defined); and

      (b) Nonstatutory Options (hereafter defined) to certain Key Employees, Non-employee Directors (hereafter defined), and other persons.

      The purpose of the Plan is to provide an incentive for Key Employees, directors, and certain consultants, independent contractors and advisors of the Corporation or its Subsidiaries (hereafter defined) to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.

SECTION 1. DEFINITIONS

      1.1 "Acquiring Person" means any Person other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation, or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or of a Subsidiary of the Corporation or of a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of Stock of the Corporation.

      1.2 "Affiliate" means (a) any Person who is directly or indirectly the beneficial owner of at least 10% of the voting power of the Voting Securities or
(b) any Person controlling, controlled by, or under common control with the Company or any Person contemplated in clause (a) of this Subsection 1.2.

      1.3 "Award" means the grant of any form of Option granted to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.

      1.4 "Award Agreement" means the written agreement between the Corporation and a Holder evidencing the terms, conditions, and limitations of the Award granted to that Holder.

      1.5 "Board of Directors" means the board of directors of the Corporation.

      1.6 "Business Day" means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Washington are authorized or obligated by law or executive order to close.

      1.7 "Change in Control" means the event that is deemed to have occurred if:

            (a) The acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date of this Agreement), other than the Corporation, a Subsidiary or any employee benefit plan of the Corporation or of a Subsidiary, of shares representing more than 50% of (i) the common stock of the Corporation, (ii) the aggregate voting power of the Corporation's Voting Securities or (iii) the total market value of the Corporation's Voting Securities;

            (b) A majority of the Board of Directors ceasing to be composed of individuals (i) who were members of the Board of Directors on the Effective Date, (ii) whose election or nomination to the Board of Directors was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of the Board of Directors or (iii) whose election or nomination to the

Board of Directors was approved by individuals referred to in clauses (i) and
(ii) above constituting at the time of such election or nomination at least a majority of the Board of Directors;

            (c) The good-faith determination by the Board of Directors that any Person or group (other than a Subsidiary or any employee benefit plan of the Corporation or of a Subsidiary) has acquired direct or indirect possession of the power to direct or cause to direct the management or policies of the Corporation, whether through the ability to exercise voting power, by contract or otherwise;

            (d) The merger, consolidation, share exchange or similar transaction between the Corporation and another Person (other than a Subsidiary) other than a merger or share exchange in which the Corporation is the surviving or acquiring corporation; or

            (e) The sale or transfer (in one transaction or a series of related transactions) of all or substantially all of the Corporation's assets to another Person (other than a Subsidiary) whether assisted or unassisted, voluntary or involuntary.

      1.8 "Code" means the Internal Revenue Code of 1986, as amended.

      1.9 "Committee" means the committee appointed pursuant to Section 3 by the Board of Directors to administer this Plan.

      1.10 "Convertible Securities" means evidences of indebtedness, shares of capital stock, or other securities that are convertible into or exchangeable for shares of Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

      1.11 "Corporation" means Cowlitz Bancorporation, a Washington corporation.

      1.12 "Date of Grant" has the meaning given it in Subsection 4.3.

      1.13 "Disability" has the meaning given it in Subsection 8.5.

      1.14 [Intentionally Omitted.]

      1.15 "Effective Date" means the earlier of (a) the date the Plan is adopted by the Board of Directors and (b) the date the Plan is approved by the stockholders of the Corporation.

1.16 "Eligible Individuals" means (a) Key Employees, (b) Non-employee Directors but only for purposes of Nonstatutory Options pursuant to Section 5, and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs, or has performed, bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Committee determines that the Person has a direct and significant effect on the financial development of the Corporation or any of its Subsidiaries.

      1.17 "Employee" means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.

      1.18 "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

      1.19 "Exercise Notice" has the meaning given it in Subsection 5.5.

      1.20 "Exercise Price" has the meaning given it in Subsection 5.4.

      1.21 "Fair Market Value" means, for a particular day:

            (a) If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or

            (b) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. ("NASDAQ") National Market System (or such other system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or

            (c) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subsection 1.21(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or

            (d) If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, then the book value of the Stock as of the end of the immediately preceding calendar quarter as determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

            (e) If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subsection 1.21(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subsection 1.21(b) or Subsection 1.21(c) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the book value of the Stock as of the end of the immediately preceding calendar quarter as determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subsections 1.21(a), (b), or (c).

For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. For purposes of the redemption provided for in Subsection 7.3(b)(iii), Fair Market Value shall have the meaning and shall be determined as set forth above; provided, however, that the Committee, with respect to any such redemption, shall have the right to determine that the Fair Market Value for purposes of the redemption should be an amount measured by the value of the shares of Stock, other securities, cash, or property otherwise being received by holders of shares of Stock in connection with the Reorganization and upon that determination the Committee shall have the power and authority to determine Fair Market Value for purposes of the redemption based upon the value of such shares of stock, other securities, cash, or property. Any such determination by the Committee, as evidenced by a resolution of the Committee, shall be conclusive for all purposes.

      1.22 "Fair Value" means such value as is determined by a majority of the "disinterested" directors of the Corporation, as evidenced by a resolution of such disinterested directors, even if the disinterested directors of the Corporation constitute less than a quorum. If the Corporation does not have any disinterested directors, the Fair Value shall be such value as is determined by a nationally recognized investment banking firm selected by the Corporation, the expenses of which shall be borne by the Corporation.

      1.23 "Holder" means an Eligible Individual to whom an outstanding Award has been granted.

      1.24 [Intentionally Omitted]

      1.25 "Incentive Option" means an incentive stock option as defined under
Section 422 of the Code and regulations thereunder.

      1.26 "Key Employee" means any Employee whom the Committee identifies as having a direct and significant effect on the performance of the Corporation or any of its Subsidiaries.

      1.27 "Non-Employee Director" means a director of the Corporation who while a director is not an Employee.

      1.28 "Nonstatutory Option" means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Award Agreement to be an option other than an Incentive Option.

      1.29 "Non-Surviving Event" means an event of Reorganization as described in either Subsection 1.34(b) or Subsection 1.34(c).

      1.30 "Normal Retirement" means the separation of Holder from employment with the Corporation and its Subsidiaries with the right to receive an immediate benefit under a retirement plan approved by the Corporation.

      1.31 "Option" means either an Incentive Option or a Nonstatutory Option, or both.

      1.32 "Person" means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a partnership, a trust, limited liability company, government (or any agency, instrumentality or political subdivision thereof), or other entity.

      1.33 "Plan" means the Corporation's 1997 Stock Option Plan, as it may be amended from time to time.

      1.34 "Reorganization" means the occurrence of any one or more of the following (except for any of the following that occur as part of the Reorganization):

            (a) The merger, consolidation, share exchange or similar transaction between the Corporation and any other Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash, or other property;

            (b) The merger, consolidation, share exchange or similar transaction between the Corporation and any other Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that transaction or (ii) the Corporation remaining the continuing or surviving entity of that transaction but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or

            (c) The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation, or otherwise) to any Person, whether effected as a single transaction or a series of related transactions.

      1.35 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as it may be amended from time to time, or any successor rule.

      1.36 "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

      1.37 "Stock" means the Corporation's authorized common stock, no par value per share, or any other securities that are substituted for the Stock as provided in Section 7.

      1.38 "Subsidiary" means a corporation of which all of the Voting Securities are owned, directly or indirectly, by the Corporation.

      1.39 "Total Shares" has the meaning given it in Subsection 7.2.

      1.40 "Voting Securities" means any securities that are entitled to vote generally in the election of directors, in the admission of general partners or in the selection of any other similar governing body.

SECTION 2. SHARES OF STOCK SUBJECT TO THE PLAN

      2.1 Maximum Number of Shares. Subject to the provisions of Subsections 2.2 and 2.5 and Section 7 and to any subsequent amendment hereof, the aggregate number of shares of Stock that may be issued or transferred pursuant to Awards under the Plan shall be 22,000.

      2.2 Limitation of Shares. For purposes of the limitations specified in Subsection 2.1, the following principles shall apply:

            (a) Shares of Stock subject to outstanding Options shall count against and decrease the number of shares of Stock that may be issued for purposes of Subsection 2.1;

            (b) Shares of Stock with respect to which Options expire, are cancelled, or otherwise terminate without being exercised, converted, or vested, as applicable, shall be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1.

            (c) Shares of Stock that are transferred by a Holder of an Award (or withheld by the Corporation) as full or partial payment to the Corporation of the purchase price of shares of Stock subject to an Option or the Corporation's or any Subsidiary's tax withholding obligations shall not be added back to the number of shares of Stock that may be issued for purposes of Subsection 2.1 and shall not again be subject to Awards; and

            (d) If the number of shares of Stock counted against the number of shares that may be issued for purposes of Subsection 2.1 is based upon an estimate made by the Corporation or the Committee as provided in clause
      (a) above and the actual number of shares of Stock issued pursuant to the applicable Award is greater or less than the estimated number, then, upon such issuance, the number of shares of Stock that may be issued pursuant to Subsection 2.1 shall be further reduced by the excess issuance or increased by the shortfall, as applicable.

Notwithstanding the provisions of this Subsection 2.2, no Stock shall be treated as issuable under the Plan to Eligible Individuals subject to Section 16 of the Exchange Act if otherwise prohibited from issuance under Rule 16b-3.

      2.3 Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.

      2.4 Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance pursuant to the exercise of Awards.

      2.5 Reduction in Outstanding Shares of Stock. Nothing in this Section 2 shall impair the right of the Corporation to reduce the number of outstanding shares of Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully exercisable or fully vested, or (b) impair the status of any shares of Stock previously issued pursuant to the exercise of an Award or thereafter issued pursuant to a then-outstanding Award as duly authorized, validly issued, fully paid, and nonassessable shares.

SECTION 3. ADMINISTRATION OF THE PLAN

      3.1 Committee. The Board of Directors may administer the Plan with respect to all Eligible Individuals or may delegate all or part of that duty to the Committee, except that the Committee shall not have the power to appoint members of the Committee or to terminate, modify or amend the Plan. Except for references in Subsections 3.1, 3.2, and 3.3, and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan. The number of Persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors and, unless that majority of the Board of Directors determines otherwise or Rule 16b-3 is amended to require otherwise, shall be no less than two Persons. The Board of Directors may designate the Compensation Committee of the Board of Directors to serve as the Committee hereunder, provided that the membership of such Compensation Committee satisfies the requirements of the immediately preceding sentence.

      3.2 Duration, Removal, Etc. The members of the Committee shall serve at the discretion of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by at least three days' written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill all vacancies on the Committee. The Board of Directors may, and if Eligible Individuals are subject to Section 16(b) of the Exchange Act the Board of Directors shall, promptly fill any vacancy that causes the number of members of the Committee to be below two or any other number that Rule 16b-3 may require from time to time.

      3.3 Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions of the Plan, the Certificate of Incorporation of the Corporation, the by-laws of the Corporation, and Rule 16b-3 so long as it is applicable, as the Committee may deem advisable.

      3.4 Committee's Powers. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (a) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted;
(c) determine the amount of cash and the number of shares of Stock that shall be the subject of each Award; (d) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment of Holder on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) accelerate, pursuant to Section 7, the time of exercisability of any Option that has been granted; (f) construe the respective Award Agreements and the Plan; (g) make determinations of the Fair Market Value of the Stock pursuant to the

Plan; (h) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Individuals who are subject to Section 16(b) of the Exchange Act; and
(i) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Subsection 3.4 shall be final and conclusive.

SECTION 4. ELIGIBILITY AND PARTICIPATION

      4.1 Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof.

      4.2 Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.

      4.3 Date of Grant. Subject to the last sentence of this Section 4.3, the date on which the Committee completes all action resolving to offer an Award to an individual, including the specification of the number of shares of Stock to be subject to the Award, shall be the date on which the Award covered by an Award Agreement is granted (the "Date of Grant"), even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution of the Award Agreement by the Corporation and Holder.

      4.4 Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that is executed by the Corporation and the Eligible Individual to whom the Award is granted and incorporating those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. In the event an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

      4.5 Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he is an Employee of the Corporation or a corporate Subsidiary (but not a partnership Subsidiary) and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Option is granted, that person owns (within the meaning of Sections 422 and 424(d) of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of outstanding stock of the Corporation or a Subsidiary. Nevertheless, Subsection 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred ten percent of Fair Market Value and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.

      4.6 No Right to Award. The adoption of the Plan shall not be deemed to give any Person a right to be granted an Award.

SECTION 5. TERMS AND CONDITIONS OF OPTIONS

      All Options granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 5 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Sections 7 and 8; provided, however, that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from the terms and provisions set forth in Subsections 7.2, 7.3, and 7.4 and any of the terms and provisions of Section 8 (other than Subsections 8.10 and 8.11).

      5.1 Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which it relates.

      5.2 Vesting. Each Award Agreement shall state the time or periods in which, or the conditions upon satisfaction of which, the right to exercise the Option or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Option shall vest at each such time, period, or fulfillment of condition. Without limiting the generality of the foregoing, the right to exercise the Option or a portion thereof shall not vest unless and until the Person receiving the Award shall have made any and all required filings with, and received any and all required approvals from, applicable federal and state regulators with respect to the Option or such portion thereof relating to change in control of the Corporation or a Subsidiary.

      5.3 Expiration of Options. Options may be exercised during the term determined by the Committee and set forth in the Award Agreement; provided that no Incentive Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

      5.4 Exercise Price. Each Award Agreement shall state the exercise price per share of Stock (the "Exercise Price"); provided, however, that the exercise price per share of Stock subject to an Incentive Option shall not be less than 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option may be more or less than the Fair Market Value of a share of the Stock on the Date of Grant.

      5.5 Method of Exercise. The Option shall be exercisable only by written notice of exercise (the "Exercise Notice") delivered to the Corporation during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed by Holder of the Option or, if Holder is dead or becomes affected by a Disability, by the person authorized to exercise the Option pursuant to Subsections 8.3 and 8.5, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is being exercised, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Award Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Subsection 5.5 have been satisfied.

      5.6 Incentive Option Exercises. Except as otherwise provided in Section 8.5, during Holder's lifetime, only Holder may exercise an Incentive Option.

      5.7 Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means acceptable to the Committee, (b) if permitted by the Award Agreement and by applicable laws and regulations (including but not limited to federal tax and securities laws), with shares of Stock owned by Holder (including shares received upon exercise of the Option or restricted shares already held by Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee elects to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date the certificate for such shares is delivered to the Corporation. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.

      5.8 Payment with Sale Proceeds. In addition, at the request of Holder and if permitted by the Award Agreement and by applicable laws and regulations (including but not limited to federal tax and securities laws), the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of Holder, shall pay to the Corporation the Exercise Price of the Option being exercised and the Corporation shall promptly deliver the exercised shares of Stock to the brokerage firm. To accomplish this transaction, Holder must deliver to the Corporation an Exercise Notice containing irrevocable instructions from Holder to the Corporation to deliver the Stock certificates representing the shares of Stock directly to the broker. Upon receiving a copy of the Exercise Notice acknowledged by the Corporation, the broker shall sell that number of shares of Stock or loan Holder an amount sufficient to pay the Exercise Price and any withholding obligations due. The broker then shall deliver to the Corporation that portion of the sale or loan proceeds necessary to cover the Exercise Price and any withholding obligations due. The Committee shall not approve any transaction of this nature if the Committee believes that the transaction would give rise to Holder's liability for short-swing profits under Section 16(b) of the Exchange Act.

      5.9 Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation's Subsidiary if Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Corporation's or its Subsidiary's current or future obligation to withhold federal, state, or local income or other taxes that Holder incurs by exercising an Option. In connection with the exercise of an Option requiring tax withholding, the Committee may permit a Holder, in lieu of delivering cash, to direct the Corporation to withhold from the shares of Stock to be issued to Holder the number of shares necessary to satisfy the Corporation's obligation to withhold taxes, that determination to be based on the shares' Fair Market Value as of the date of exercise or to deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Corporation's tax withholding obligation, which tax withholding obligation is based on the shares' Fair Market Value as of the later of the date of exercise; or the date as of which the shares of Stock issued in connection with such exercise become includible in the income of Holder. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then Holder shall pay to the Corporation, immediately upon the Committee's request, the amount of that deficiency in the form of payment requested by the Committee.

      5.10 Limitation on Aggregate Value of Shares That May Become First Exercisable During Any Calendar Year Under an Incentive Option. Except as is otherwise provided in Subsection 7.3, with respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of
Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the Date of Grant of the Incentive Option. For purposes of this Subsection 5.10, "predecessor corporation" means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

      5.11 No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.

      5.12 Modification, Extension, and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan, Rule 16b-3, and any consent required by the last sentence of this Subsection 5.12, the Committee may
(a) modify, extend, or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Nevertheless, without the consent of Holder, the Committee may not modify any outstanding Options so as to specify a higher or lower Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher or lower Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of Holder, alter or impair any rights or obligations under any Option theretofore granted to such Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Subsection 5.12.

      5.13 Other Agreement Provisions. The Award Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including without limitation restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Award Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Award Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Award Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Award Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.

SECTION 6. AWARDS TO NON-EMPLOYEE DIRECTORS

      6.1 Ineligibility for Other Awards. Non-employee Directors shall not be eligible to receive any Awards under the Plan other than Nonstatutory Options. The Board of Directors must decide what Awards, if any, may be granted to Non-employee Directors and the method by which such Awards will be distributed.

SECTION 7. ADJUSTMENT PROVISIONS

      7.1 Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Section 2.1 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

            (a) If at any time, or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Section 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

            (b) If at any time, or from time to time, the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Section 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

            (c) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Subsection 7.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.

            (d) Adjustments under Subsections 7(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

      7.2 Changes in Control. Any Award Agreement may provide that, upon the occurrence of a Change in Control all outstanding Options shall immediately become fully vested and exercisable in full, including that portion of any Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which an Option is exercisable upon the occurrence of a change in Control is referred to herein as the "Total Shares"). If a Change in Control involves a Reorganization or occurs in connection with a series of related transactions involving a Reorganization and if such Reorganization is in the form of a Non-Surviving Event and as a part of such Reorganization shares of Stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of Stock, other securities, cash, or property to which that number of Total Shares would have been entitled in connection with such Reorganization (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Reorganization). Nothing in this Subsection 7.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control or cause Holder to forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control.

      7.3 Reorganization Without Change in Control. In the event a Reorganization shall occur at any time while there is any outstanding Award hereunder and that Reorganization does not occur in connection with a Change in Control or a series of related transactions involving a Change in Control, then:

            (a) no outstanding Option shall immediately become fully vested and exercisable in full merely because of the occurrence of the Reorganization; and

            (b) at the option of the Committee, the Committee may (but shall not be required to) cause the Corporation to take any one or more of the following actions:

                  (i) accelerate in whole or in part the time of the vesting and exercisability of any one or more of the outstanding Options so as to provide that those Options shall be exercisable before, upon, or after the consummation of the Reorganization;

                  (ii) if the Reorganization is in the form of a Non-Surviving
            Event, cause the surviving entity to assume in whole or in part any one or more of the outstanding Awards upon such terms and provisions as the Committee deems desirable; or

                  (iii) redeem in whole or in part any one or more of the
            outstanding Options in consideration of a cash payment, as such payment may be reduced for tax withholding obligations as contemplated in Subsections 5.9, in an amount equal to the excess of
            (A) the Fair Market Value, determined as of the date immediately preceding the consummation of the Reorganization, of the aggregate number of shares of Stock subject to the Award and as to which the Award is being redeemed over (B) the Exercise Price for that number of shares of Stock;

The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Subsection 7.3. In the event of any election or action taken by the Corporation pursuant to this Subsection 7.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Subsection 7.3, including without limitation any redemption of an Award as of the consummation of a Reorganization. Any cash payment to be made by the Corporation pursuant to this Subsection 7.3 in connection with the redemption of any outstanding Awards shall be paid to Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Reorganization notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Reorganization that does not occur in connection with a Change in Control and is in the form of a Non-Surviving Event, and as a part of that Reorganization shares of stock, other securities, cash, or property shall be issuable or deliverable in exchange for Stock, then Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that Holder would otherwise be entitled to purchase or receive) the number of shares of Stock, other securities, cash, or property to which such number of shares of Stock would have been entitled in connection with the Reorganization (and, for Options, upon payment of the aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Reorganization) and such Award Agreement shall be subject to adjustments that shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 7.

      7.4 Notice of Reorganization. The Corporation shall attempt to keep all Holders informed with respect to any Reorganization or of any potential Reorganization to the same extent that the Corporation's stockholders are informed by the Corporation of any such event or potential event.

SECTION 8. ADDITIONAL PROVISIONS

      The following provisions shall be applicable to any Award, except that the Committee may authorize an Award Agreement that expressly contains terms and provisions that differ from terms and provisions of this Section 8 (other than Subsections 8.10 and 8.11):

      8.1 Termination of Employment. If a Holder is an Eligible Individual because Holder is an Employee and if that employment relationship is terminated for any reason other than (a) Normal Retirement, (b) that Holder's death, (c) that Holder's Disability (hereafter defined), (d) by the Corporation without "cause" (hereafter defined), or (e) by Holder for "good reason" (hereafter defined), then any and all Awards held by that Holder in Holder's capacity as an Employee as of the date of the termination that are not yet exercisable shall become null and void as of the date of such termination; provided, however, that the portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is 180 days after the date of termination. If a Holder is an Eligible Individual because such Holder is an Employee and if that employment relationship is terminated by the Corporation without "cause" or by Holder for "good reason", then any and all Awards held by such Holder in such Holder's capacity as an Employee as of the date of the termination that are not yet exercisable shall become null and void as of the date of such termination; provided, however, that the portion, if any, of such Awards that are exercisable as of the date of termination shall be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) the date which is 180 days after the date of termination. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) of the preceding two sentences shall be null and void. "Cause" and "good reason" shall have the meanings given such terms in the employment agreement of Holder (if any) with the Corporation or a Subsidiary of the Corporation; provided, however, that if that Holder has no employment agreement, "cause" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, (a) the breach by Holder of any nondisclosure, noncompetition, or other agreement to which Holder and the Corporation are parties, (b) the commission by Holder of a misdemeanor involving moral turpitude or of a felony, (c) the participation by Holder in any fraud, (d) dishonesty by Holder that is detrimental to the best interest of the Corporation, or (e) the willful and continued failure by Holder to substantially perform his duties to the Corporation (other than any such failure resulting from Holder's incapacity due to physical or mental illness) after written demand for substantial performance is delivered by the Corporation specifically identifying the manner in which the Corporation believes Holder has not substantially performed his duties, or (f) the willful engaging by Holder in misconduct which is materially injurious to the Corporation, monetarily or otherwise. Notwithstanding any other provision of this Subsection 8.1, if a Holder has no employment agreement, "good reason" shall have no meaning.

      8.2 Other Loss of Eligibility. If a Holder is an Eligible Individual because Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than Holder's death, then that portion, if any, of any and all Awards held by Holder that were granted because of that capacity which are not yet exercisable as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by Holder that are then exercisable as of the date of the termination shall survive the termination be exercisable for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date such capacity terminated. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) above shall be null and void unless Holder dies during such period, in which case the provisions of Subsection 8.3 shall govern.

      8.3 Death. Upon the death of a Holder, any and all Awards held by Holder that are not yet exercisable as of the date of Holder's death shall become null and void as of the date of death; provided, however, that the portion, if any, of any and all Awards held by Holder that are exercisable as of the date of death shall be exercisable by that Holder's legal representatives, heirs, legatees, or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date of Holder's death. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) above shall be null and void. Except as expressly provided in this Subsection 8.3, no Award held by a Holder shall be exercisable after the death of that Holder. An Award Agreement may, but is not required to, provide that all or part of the restrictions applicable to the Award lapse upon the death of Holder.

      8.4 Retirement. If a Holder is an Eligible Individual because Holder is an Employee and if that employment relationship is terminated by reason of Holder's Normal Retirement, then the portion, if any, of any and all Awards held by Holder that are not yet exercisable as of the date of that retirement shall become null and void as of the date of retirement; provided, however, that the portion, if any, of any and all Awards held by Holder that are exercisable as of the date of that retirement shall be exercisable for a period of the lesser of
(a) the remainder of the term of the Award or (b) 180 days following the date of retirement. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) above shall be null and void unless Holder dies during such period, in which case the provisions of Subsection 8.3 shall govern.

      8.5 Disability. If a Holder is an Eligible Individual because Holder is an Employee and if that employment relationship is terminated by reason of Holder's Disability, then the portion, if any, of any and all Awards held by Holder that are not yet exercisable as of the date of that termination for Disability shall become null and void as of the date of termination; provided, however, that the portion, if any, of any and all Awards held by Holder that are exercisable as of the date of that termination shall be exercisable by Holder, his guardian or his legal representative for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date of termination. Any portion of an Award not exercised upon the expiration of the lesser of the periods specified in (a) or (b) above shall be null and void unless Holder dies during such period, then the provisions of Subsection 8.3 shall govern. "Disability" shall have the meaning given it in the employment agreement of Holder; provided, however, that if that Holder has no employment agreement, "Disability" shall mean, as determined by the Board of Directors in the sole discretion exercised in good faith of the Board of Directors, a physical or mental impairment of sufficient severity that either Holder is unable to continue performing the duties he performed before such impairment or Holder's condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of Holder's employment.

      8.6 Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned, vested, or exercisable when the leave of absence began.

      8.7 Transferability of Awards. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award shall not be transferrable other than by will or the laws of descent and distribution or by gift to members of the Holder's immediate family or to one or more trusts for the benefit of the Holder's immediate family. "Immediate family" means a Holder's spouse and all lineal descendants of the Holder.

      8.8 Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.

      8.9 Delivery of Certificates of Stock. Subject to Subsection 8.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested. The value of the shares of Stock or cash transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to Incentive Options and Nonstatutory Options.

      8.10 Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option, the Corporation may, as a condition precedent to the exercise of such Option, require from Holder of the Award (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning Holder's intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of Holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

      8.11 Certain Directors and Officers. With respect to Holders who are directors or officers of the Corporation or any of its Subsidiaries and who are subject to Section 16(b) of the Exchange Act, Awards and all rights under the Plan shall be exercisable during Holder's lifetime only by Holder or Holder's guardian or legal representative, but not for at least six months after grant, unless (a) (and to the extent that) the Board of Directors expressly authorizes that an Award shall be exercisable before the expiration of the six-month period or (b) the death or disability of Holder occurs before the expiration of the six-month period. In addition, no such officer or director shall have shares of Stock withheld to pay tax withholding obligations within the first six months of the term of an Award. Any election by any such officer or director to have tax withholding obligations satisfied by the withholding of shares of Stock shall be irrevocable and shall be by an irrevocable election communicated to the Committee at least five days before the date of exercise of the Award for which such withholding is desired.

      8.12 Legends. Certificates for shares of Stock, when issued, may have placed on them such restrictive legends, or other statements of applicable restrictions, as authorized by the Board of Directors or the Committee.

      8.13 Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his Award until a certificate representing those shares is issued in his name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 7 hereof. Nevertheless, dividends, dividend equivalent rights and voting rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.

      8.14 Furnish Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

      8.15 Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon Holder to exercise the same or any part thereof.

      8.16 Adjustments to Awards. Subject to the general limitations set forth in Sections 5, 6, and 7, the Committee may make any adjustment in the exercise price of, the number of shares subject to, or the terms of a Nonstatutory Option by cancelling an outstanding Nonstatutory Option and regranting a Nonstatutory Option. Such adjustment shall be made by amending, substituting, or regranting an outstanding Nonstatutory Option. Such amendment, substitution, or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option. The Committee may not, however, impair the rights of any Holder of previously granted Nonstatutory Options without that Holder's consent. If such action is effected by amendment, such amendment shall be deemed effective as of the Date of Grant of the amended Award.

      8.17 Information Confidential. As partial consideration for the granting of each Award hereunder, Holder shall agree with the Corporation that he will keep confidential all information and knowledge that he has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to Holder's spouse, tax or financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor mitigating against the advisability of granting any such future Award to that Person.

SECTION 9. DURATION AND AMENDMENT OF PLAN

      9.1 Duration. No Awards may be granted hereunder after the date that is ten years from the earlier of (a) the date the Plan is adopted by the Board of Directors and (b) the date the Plan is approved by the stockholders of the Corporation.

      9.2 Amendment. The Board of Directors may, insofar as permitted by law, with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions from that Section in the regulations thereunder. The Board of Directors may also amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law.

SECTION 10. GENERAL

      10.1 Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Awards may be used for any general corporate purpose.

      10.2 Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan, or in any Award Agreement, shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate Holder's employment at any time.

      10.3 No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it; and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.

      10.4 Other Benefits. Participation in the Plan shall not preclude Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans that the Corporation or any Subsidiary has adopted, or may, at any time, adopt for the benefit of its Employees. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan and such arrangements may be either generally applicable or applicable only in specific cases.

      10.5 Exclusion From Pension and Profit-Sharing Compensation. By acceptance of an Award (regardless of form), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan of the Corporation or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.

      10.6 Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock to Holder, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.

      10.7 Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the

Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

      10.8 No Guarantee of Interests. Neither the Committee nor the Corporation guarantees the Stock of the Corporation from loss or depreciation.

      10.9 Payment of Expenses. All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses, and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.

      10.10 Corporation Records. Records of the Corporation or its Subsidiaries regarding Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

      10.11 Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

      10.12 No Liability of Corporation. The Corporation assumes no obligation or responsibility to Holder or his legal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

      10.13 Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

      10.14 Severability. In the event that any provision of this Plan, or the application hereof to any Person or circumstance, is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect under present or future laws effective during the effective term of any such provision, such invalid, illegal, or unenforceable provision shall be fully severable; and this Plan shall then be construed and enforced as if such invalid, illegal, or unenforceable provision had not been contained in this Plan; and the remaining provisions of this Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Plan. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this Plan a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 and, in lieu of such conflicting provision, there shall be added automatically as part of this Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Rule 16b-3. If any of the terms or provisions of this Plan conflict with the requirements of Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of
Section 422 of the Code and, in lieu of such conflicting provision, there shall be added automatically as part of this Plan a provision as similar in terms to such conflicting provision as may be possible and not conflict with the requirements of Section 422 of the Code. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under
Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, however, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.

      10.15 Notices. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any person entitled to notice hereunder may waive such notice.

      10.16 Successors. The Plan shall be binding upon Holder, his legal representatives, heirs, legatees, and distributees, upon the Corporation, its successors and assigns and upon the Committee and its successors.

      10.17 Headings. The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

      10.18 Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Washington, without giving effect to any conflict of law provisions thereof, except to the extent Washington law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the State of Washington unless the laws of another state are specified in the Award Agreement. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

      10.19 Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

================================================================================
           Appendix B - Cowlitz Bancorporation Audit Committee Charter
================================================================================

Organization. There shall be a committee of the board of directors to be known as the audit committee. The audit committee will be comprised of three or more financially literate directors as determined by the board. It shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgement as a committee member. The members will be elected annually by the full board in June and will be listed in the annual report to shareholders.

Statement of Policy. The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, independent auditors, internal auditors and the financial management of the corporation.

Responsibilities. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions. It is their duty to ensure the directors and the shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

      o Review independent auditors and recommend to the directors those to be selected to audit the financial statements of the corporation, its divisions and subsidiaries.
      o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized. At the conclusion thereof, review such audit including and comments or recommendations of the independent auditors.
      o Review with the independent auditors, the company's internal auditor and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the corporation. Elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.
      o Review the internal audit function of the corporation including independence and authority of its reporting obligations, the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.
      o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.
      o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluations of the corporation's financial accounting, auditing personnel, and the cooperation that the independent auditors received during the course of the audit.
      o Review accounting and financial human resources and succession planning within the company.
      o Submit the minutes of all meetings of the audit committee, or present the matters discussed at each committee meeting, to the board of directors.
      o Investigate any matter brought to the committee's attention within the scope of its duties. Has the power to retain outside counsel for these purposes if, in their judgement it is appropriate.

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                             Cowlitz Bancorporation

      Proxy for Annual Meeting of Shareholders to be Held on May 10, 2001

      The undersigned hereby names, constitutes and appoints Benjamin Namatinia, with full power of substitution, my true and lawful attorney and Proxy for me and in my place and stead to attend the Annual Meeting of the Shareholders of Cowlitz Bancorporation to be held at 9:00 a.m. on Thursday, May 10, 2001, and at any adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on March 15, 2001, with all the powers that the undersigned would possess if he were personally present.

              (continued and to be signed and dated on other side)

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                            ^ FOLD AND DETACH HERE ^

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

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This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR election of the director-nominees identified by the Board of Directors.

                                                               Please mark
                                                              your votes as |X|
                                                               indicated in
                                                               this example

1.    ELECTION OF DIRECTORS

       FOR all nominees            WITHHOLD
         listed below              AUTHORITY
       (except as marked    to vote for all nominees
       to the contrary)          listed below

              |_|                     |_|

Mark F. Andrews, Jr., Bruce P. Burchberger, John S. Maring, Benjamin Namatinia,
E. Chris Searing

(Instruction: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

__________________________________

2.    STOCK OPTION PLAN

      Approval to increase the number of shares of Common Stock Option Plan by an additional 100,000 shares to an aggregate of 625,000 shares.

                        FOR         AGAINST        ABSTAIN

                        |_|           |_|            |_|


Signature(s)______________________      Date _____________________________, 2001

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                            ^ FOLD AND DETACH HERE ^

   The Annual Meeting of shareholders will be held at 9:00 a.m. local time on
     Thursday, May 10, 2001 at the Red Lion Hotel, 510 Kelso Drive, Kelso,
                                  Washington.

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